Exhibit 99.1

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
SUITE 2700
NEW YORK, NEW YORK 10179
212-272-4009

DATE: TO: ATTENTION: TELEPHONE: FACSIMILE: FROM: TELEPHONE: FACSIMILE: SUBJECT: REFERENCE NUMBER:	February 27, 2003

Bear Stearns Asset Backed Securities Trust 2003-1
JP Morgan Chase Bank, as Trustee
Mary Boyle
212-623-4524
212-623-5931

Derivatives Documentation
212-272-2711
212-272-9857

Fixed Income Derivatives
Confirmation and Agreement

FXNEC5108

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Bear Stearns Asset Backed Securities Trust 2003-1, a trust organized under the laws of New York ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.      This Agreement is subject to the 2000 ISDA Definitions (the " Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period, the lesser of (i) the amount set forth for such period on the Schedule of Notional Amounts and Cap Rates attached hereto and (ii) the Scheduled Principal Balance (as defined in the Prospectus Supplement, dated February 26, 2003 (the "Prospectus Supplement") relating to the issuance by Bear Stearns Asset Backed Securities Trust 2003-1 of certain Asset Backed Certificates, Series 2003-1) of the Mortgage Loans (as defined in the Prospectus Supplement) bearing interest at a fixed-rate as of the last day of the related Due Period (as defined in the Prospectus Supplement).

Trade Date:	February 24, 2003

Effective Date:	February 28, 2003

Termination Date:	September 25 2011, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Date:	February 28, 2003

Fixed Amount:	USD 3,290,000

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	With respect to any Calculation Period the Cap Rate set forth for such period in the Schedule of Notional Amounts and Cap Rates, attached hereto.

Floating Rate Payer Period End Dates:
The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2003 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. One Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 11.00000% then the Floating Rate Option for such Calculation Period shall be deemed equal to 11.00000%.

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York and London

Business Day Convention:	Modified Following

Calculation Agent:	BSFP

3.	Additional Provisions:	1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)  The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a)      "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)      "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)      The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)      The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f)      Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i) (ii)	Market Quotation will apply. The Second Method will apply.

(g)      "Termination Currency" means United States

Dollars.

3) Tax Representations. Not applicable

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)      Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

BSFP and the Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)      Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty	Any documents required by the
receiving party to evidence the
authority of the delivering party
or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement,	Upon the execution and delivery of this Agreement and such Confirmation	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty	A certificate of an authorized officer of the party,
as to the incumbency and and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement such Confirmation	Yes

6)      Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address: Attention: Facsimile:	383 Madison Avenue, New York, New York 10179 DPC Manager - Suite 2700 (212) 272-5823

with a copy to:

Address: Attention: Facsimile: (For all purposes)	One Metrotech Center North, Brooklyn, New York 11201 Derivative Operations - 7th Floor (212) 272-1634

Address for notices or communications to the Counterparty:

Address: Attention: Facsimile: (For all purposes)	JPMorgan Chase Bank Institutional Trust Services Structured Finance Services, 4 New York Plaza, 6th Floor New York, New York 10004-2477 Mary Boyle 212-623-5931 212-623-4524

(b)      Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent: The Counterparty appoints as its Process Agent:	Not Applicable Not Applicable

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement: BSFP is not a Multibranch Party. The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider. BSFP: Not Applicable The Counterparty: Not Applicable

(h)	Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)	Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)	Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)	Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

           "(g)      Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

                      (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                      (2) Evaluation and Understanding.

                      (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                      (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                      (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
[Please provide]

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Orlaith O’Dea by telephone at 353-1-402-6220. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman
       Name: F. Scott Herman
       Title: DPC Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

BEAR STEARNS ASSET BACKED SECURITIES TRUST 2003-1
By: JP Morgan Chase Bank as Trustee

By: /s/ Mary Boyle
       Name: Mary Boyle
      Title: Vice President

SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
(all such dates subject to adjustment in accordance with the Business Day Convention)

     From and Including    To but Excluding       Applicable Notional Amount  Applicable Cap Rate
                                                         (USD)                        (%)

    28-Feb-03               25-Mar-03               475,167,064.62                  6
    25-Mar-03               25-Apr-03               466,812,738.32                  6
    25-Apr-03               25-May-03               458,600,384.42                  6
    25-May-03               25-Jun-03               450,527,628.85                  6
    25-Jun-03               25-Jul-03               442,592,136.97                  6
    25-Jul-03               25-Aug-03               434,791,612.81                  6
    25-Aug-03               25-Sep-03               427,123,798.51                  6
    25-Sep-03               25-Oct-03               419,586,473.65                  6
    25-Oct-03               25-Nov-03               412,177,454.66                  6
    25-Nov-03               25-Dec-03               404,894,594.16                  6
    25-Dec-03               25-Jan-04               397,735,780.44                  6
    25-Jan-04               25-Feb-04               390,698,936.79                  6
    25-Feb-04               25-Mar-04               383,782,021.00                  6
    25-Mar-04               25-Apr-04               376,983,024.72                  6
    25-Apr-04               25-May-04               370,299,972.93                  6
    25-May-04               25-Jun-04               363,730,923.42                  6
    25-Jun-04               25-Jul-04               357,273,966.20                  6
    25-Jul-04               25-Aug-04               350,927,222.99                  6
    25-Aug-04               25-Sep-04               344,688,846.68                  6
    25-Sep-04               25-Oct-04               338,557,020.85                  6
    25-Oct-04               25-Nov-04               332,529,959.24                  6
    25-Nov-04               25-Dec-04               326,605,905.24                  6
    25-Dec-04               25-Jan-05               320,783,131.41                  6
    25-Jan-05               25-Feb-05               315,059,939.02                  6
    25-Feb-05               25-Mar-05               309,434,657.55                  6
    25-Mar-05               25-Apr-05               303,905,644.23                  6
    25-Apr-05               25-May-05               298,471,283.57                  6
    25-May-05               25-Jun-05               293,129,986.93                  6
    25-Jun-05               25-Jul-05               287,880,192.09                  6
    25-Jul-05               25-Aug-05               282,720,362.75                  6
    25-Aug-05               25-Sep-05               277,648,988.17                  6
    25-Sep-05               25-Oct-05               272,664,582.72                 7.5
    25-Oct-05               25-Nov-05               267,765,685.46                 7.5
    25-Nov-05               25-Dec-05               262,950,859.72                 7.5
    25-Dec-05               25-Jan-06               258,218,692.75                 7.5
    25-Jan-06               25-Feb-06               253,567,795.27                 7.5
    25-Feb-06               25-Mar-06               248,996,801.09                 7.5
    25-Mar-06               25-Apr-06               244,504,366.77                 7.5
    25-Apr-06               25-May-06               240,089,171.20                 7.5
    25-May-06               25-Jun-06               235,749,915.23                 7.5
    25-Jun-06               25-Jul-06               231,485,321.35                 7.5
    25-Jul-06               25-Aug-06               227,294,133.28                 7.5
    25-Aug-06               25-Sep-06               223,175,115.67                 7.5
    25-Sep-06               25-Oct-06               219,127,053.69                 7.5
    25-Oct-06               25-Nov-06               215,148,752.77                 7.5
    25-Nov-06               25-Dec-06               211,239,038.18                 7.5
    25-Dec-06               25-Jan-07               207,396,754.77                 7.5
    25-Jan-07               25-Feb-07               203,620,766.62                 7.5
    25-Feb-07               25-Mar-07               199,909,956.72                 7.5
    25-Mar-07               25-Apr-07               196,263,226.64                 7.5
    25-Apr-07               25-May-07               192,679,496.27                 7.5
    25-May-07               25-Jun-07               189,157,703.47                 7.5
    25-Jun-07               25-Jul-07               185,696,803.80                 7.5
    25-Jul-07               25-Aug-07               182,295,770.22                 7.5
    25-Aug-07               25-Sep-07               178,953,592.78                 7.5
    25-Sep-07               25-Oct-07               175,669,278.39                 7.5
    25-Oct-07               25-Nov-07               172,441,850.48                 7.5
    25-Nov-07               25-Dec-07               169,270,348.77                 7.5
    25-Dec-07               25-Jan-08               166,153,828.99                 7.5
    25-Jan-08               25-Feb-08               163,091,362.59                 7.5
    25-Feb-08               25-Mar-08               160,082,036.52                 7.5
    25-Mar-08               25-Apr-08               157,124,952.94                 7.5
    25-Apr-08               25-May-08               154,219,228.98                 7.5
    25-May-08               25-Jun-08               151,363,996.52                 7.5
    25-Jun-08               25-Jul-08               148,558,401.88                 7.5
    25-Jul-08               25-Aug-08               145,801,605.65                 7.5
    25-Aug-08               25-Sep-08               143,092,782.41                 7.5
    25-Sep-08               25-Oct-08               140,431,120.52                 7.5
    25-Oct-08               25-Nov-08               137,815,821.87                 7.5
    25-Nov-08               25-Dec-08               135,246,101.68                 7.5
    25-Dec-08               25-Jan-09               132,721,188.28                 7.5
    25-Jan-09               25-Feb-09               130,240,322.86                 7.5
    25-Feb-09               25-Mar-09               127,802,759.28                 7.5
    25-Mar-09               25-Apr-09               125,407,763.88                 7.5
    25-Apr-09               25-May-09               123,054,615.24                 7.5
    25-May-09               25-Jun-09               120,742,603.97                 7.5
    25-Jun-09               25-Jul-09               118,471,032.56                 7.5
    25-Jul-09               25-Aug-09               116,239,215.14                 7.5
    25-Aug-09               25-Sep-09               114,046,477.29                 7.5
    25-Sep-09               25-Oct-09               111,892,155.87                 7.5
    25-Oct-09               25-Nov-09               109,775,598.83                 7.5
    25-Nov-09               25-Dec-09               107,696,165.00                 7.5
    25-Dec-09               25-Jan-10               105,653,223.95                 7.5
    25-Jan-10               25-Feb-10               103,646,155.77                 7.5
    25-Feb-10               25-Mar-10               101,674,350.93                 7.5
    25-Mar-10               25-Apr-10                99,737,210.09                 7.5
    25-Apr-10               25-May-10                97,834,143.93                 7.5
    25-May-10               25-Jun-10                95,964,572.99                 7.5
    25-Jun-10               25-Jul-10                94,127,927.52                 7.5
    25-Jul-10               25-Aug-10                92,323,647.28                 7.5
    25-Aug-10               25-Sep-10                90,551,181.42                 7.5
    25-Sep-10               25-Oct-10                88,809,988.32                 7.5
    25-Oct-10               25-Nov-10                87,099,535.40                 7.5
    25-Nov-10               25-Dec-10                85,419,299.02                 7.5
    25-Dec-10               25-Jan-11                83,768,764.30                 7.5
    25-Jan-11               25-Feb-11                82,147,424.99                 7.5
    25-Feb-11               25-Mar-11                80,554,783.30                 7.5
    25-Mar-11               25-Apr-11                78,990,349.82                 7.5
    25-Apr-11               25-May-11                77,453,643.29                 7.5
    25-May-11               25-Jun-11                75,944,190.55                 7.5
    25-Jun-11               25-Jul-11                74,461,526.37                 7.5
    25-Jul-11               25-Aug-11                73,005,193.30                 7.5
    25-Aug-11               25-Mar-03                71,574,741.57                 7.5